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                                 EXHIBIT (11)(d)

                             CONSENT OF ROPES & GRAY


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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 41 to the Registration Statement of The One Group(R) (Nos. 2-95973 and 811-4236) on Form N-1A under the Securities Act of 1933, as amended.



                                             ROPES & GRAY


Washington, D.C.
April 18, 1997